Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 16, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of Techne Corporation for the year ended June 30, 1996.



                                        DELOITTE & TOUCHE LLP

                                        /s/ Deloitte & Touche LLP


Minneapolis, Minnesota
October 15, 1996